EXHIBIT 99.1
                                 ------------

                Computational Materials filed on June 15, 2005.

Goldman, Sachs & Co.                INDX 2005-AR14                       JUMBO
                               Cut-off - June 1, 2005
==============================================================================

------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
As of Date: 20050601
Count: 550
Current Balance: $271,691,760.83
AverageCurBal: $493,985.02
OrigWAC: 1.019
GWAC: 1.319
NetWAC: 0.942
GrossMargin: 2.967
NetMargin: 2.590
FICO: 707
OLTV: 73.07
%CA: 60.52%
WALA: 0
OrigTerm: 360
WAM: 360
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.952
MTR: 1
CurrLTV: 73.06
Maximum 1 Zip Concentration: 0.709%
------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
Prepayment                                                     Net
Penalty       Count      Balance    Percent   GWAC   Margin   Margin   Age   FICO    LTV    %NoPP    %1S      %1H     %2S
--------------------------------------------------------------------------------------------------------------------------
No Prepay       78    40,582,848.25   14.94   1.995   2.720   2.343     0    718   73.34   100.00     0.00     0.00   0.00
1YR SOFT         2     1,987,500.00    0.73   4.407   2.855   2.478     1    725   76.45     0.00   100.00     0.00   0.00
1YR HARD        46    23,727,600.00    8.73   1.023   2.682   2.305     0    702   74.61     0.00     0.00   100.00   0.00
2YR HARD         8     3,933,000.00    1.45   1.844   2.858   2.481     0    701   74.92     0.00     0.00     0.00   0.00
3YR SOFT       156    77,131,330.89   28.39   1.283   2.951   2.574     0    708   72.90     0.00     0.00     0.00   0.00
3YR HARD       260   124,329,481.69   45.76   1.111   3.116   2.739     0    705   72.68     0.00     0.00     0.00   0.00
--------------------------------------------------------------------------------------------------------------------------

Total:         550   271,691,760.83  100.00   1.319   2.967   2.590     0    707   73.07    14.94     0.73     8.73   0.00
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------
Prepayment
Penalty           %2H       %3S     %3H
-----------------------------------------
No Prepay          0.00     0.00     0.00
1YR SOFT           0.00     0.00     0.00
1YR HARD           0.00     0.00     0.00
2YR HARD         100.00     0.00     0.00
3YR SOFT           0.00   100.00     0.00
3YR HARD           0.00     0.00   100.00
-----------------------------------------

Total:             1.45    28.39    45.76
-----------------------------------------





--------------------------------------------------------------------------------------------------------------------------
Original                                                       Net
  Rate        Count      Balance    Percent   GWAC   Margin   Margin   Age   FICO    LTV    %NoPP    %1S      %1H     %2S
--------------------------------------------------------------------------------------------------------------------------
0.751-1.000    537   266,134,652.06   97.95   1.300   2.967   2.590     0    707   73.06    14.39     0.75     8.71   0.00
1.001-1.250      1       359,353.77    0.13   5.354   2.850   2.473    13    693   78.26   100.00     0.00     0.00   0.00
1.751-2.000     12     5,197,755.00    1.91   2.000   2.975   2.598     0    730   72.99    36.94     0.00    10.39   0.00
--------------------------------------------------------------------------------------------------------------------------

Total:         550   271,691,760.83  100.00   1.319   2.967   2.590     0    707   73.07    14.94     0.73     8.73   0.00
--------------------------------------------------------------------------------------------------------------------------

min:  1.000
max:  2.000
Wa:   1.019
--------------------------------------------------------------------------------------------------------------------------



-----------------------------------------
Original
  Rate            %2H       %3S     %3H
-----------------------------------------
0.751-1.000        1.48    28.67    46.00
1.001-1.250        0.00     0.00     0.00
1.751-2.000        0.00    15.97    36.70
-----------------------------------------

Total:             1.45    28.39    45.76
-----------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                       JUMBO
                               Cut-off - June 1, 2005
==============================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Net
Current Rate                    Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
-------------------------------------------------------------------------------------------------------------------------------

0.751 - 1.000                     507    247,802,162.15    91.21     1.000     2.975       2.598      0        707     73.00
1.751 - 2.000                      12      5,197,755.00     1.91     2.000     2.975       2.598      0        730     72.99
4.751 - 5.000                       6      4,460,569.07     1.64     4.833     2.329       1.952      1        738     69.63
5.001 - 5.250                       4      2,055,947.26     0.76     5.101     2.597       2.220      1        713     76.25
5.251 - 5.500                      10      6,731,803.08     2.48     5.349     2.845       2.468      2        700     76.37
5.501 - 5.750                       3      1,219,765.14     0.45     5.549     3.045       2.668      1        683     77.98
5.751 - 6.000                       4      2,174,200.99     0.80     5.841     3.337       2.960      2        695     68.61
6.001 - 6.250                       3      1,690,666.04     0.62     6.111     3.607       3.230      2        645     76.26
6.251 - 6.500                       1        358,892.10     0.13     6.254     3.750       3.373      2        698     76.60
-------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
-------------------------------------------------------------------------------------------------------------------------------

min:  1.000
max:  6.254
wa:   1.319
-------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Current Rate                        %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

0.751 - 1.000                       11.78     0.18     9.36    0.00    1.32   28.90    48.46
1.751 - 2.000                       36.94     0.00    10.39    0.00    0.00   15.97    36.70
4.751 - 5.000                      100.00     0.00     0.00    0.00    0.00    0.00     0.00
5.001 - 5.250                      100.00     0.00     0.00    0.00    0.00    0.00     0.00
5.251 - 5.500                       38.48    22.84     0.00    0.00    0.00   38.68     0.00
5.501 - 5.750                       29.44     0.00     0.00    0.00    0.00   70.56     0.00
5.751 - 6.000                        0.00     0.00     0.00    0.00    0.00   56.69    43.31
6.001 - 6.250                        0.00     0.00     0.00    0.00   38.45    0.00    61.55
6.251 - 6.500                        0.00     0.00     0.00    0.00    0.00    0.00   100.00
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Net
Conforming                      Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
-------------------------------------------------------------------------------------------------------------------------------

JUMBO                             550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
-------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
-------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Conforming                          %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

JUMBO                               14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Net
Principal Balance               Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
-------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00           161     61,347,205.95    22.58     1.308     3.032       2.655      0        709     74.34
400,000.01 - 450,000.00           116     49,468,642.32    18.21     1.126     2.955       2.578      0        713     74.01
450,000.01 - 500,000.00           105     50,369,933.45    18.54     1.168     3.020       2.643      0        701     75.48
500,000.01 - 550,000.00            48     25,349,491.58     9.33     1.294     2.933       2.556      0        714     74.44
550,000.01 - 600,000.00            34     19,634,999.00     7.23     1.000     3.024       2.647      0        702     73.92
600,000.01 - 750,000.00            61     39,908,395.53    14.69     1.435     2.932       2.555      0        700     71.59
750,000.01 - 850,000.00             5      3,952,843.00     1.45     2.015     2.915       2.538      0        729     58.45
850,000.01 - 950,000.00             8      7,444,750.00     2.74     1.979     2.604       2.227      0        707     62.42
950,000.01 - 1,000,000.00           7      6,959,000.00     2.56     1.536     2.715       2.338      0        720     64.64
1,250,000.01 - 1,500,000.00         3      4,112,500.00     1.51     2.552     2.924       2.547      0        678     65.04
1,500,000.01 - 1,750,000.00         2      3,144,000.00     1.16     3.154     2.900       2.523      0        745     69.79
-------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
-------------------------------------------------------------------------------------------------------------------------------

min:      358,892.10
max:    1,606,500.00
avg:      493,985.02
-------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------

Principal Balance                 %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------


350,000.01 - 400,000.00           13.95      0.00     5.09    0.00    1.86    27.46    51.64
400,000.01 - 450,000.00           10.38      0.91    11.22    0.00    0.86    31.96    44.68
450,000.01 - 500,000.00           16.29      0.00     7.60    0.00    0.00    22.81    53.30
500,000.01 - 550,000.00           12.50      0.00     8.45    0.00    1.98    37.43    39.64
550,000.01 - 600,000.00           15.14      0.00     5.75    0.00    0.00    28.88    50.23
600,000.01 - 750,000.00           12.88      0.00    16.64    0.00    4.67    23.25    42.56
750,000.01 - 850,000.00            0.00      0.00     0.00    0.00    0.00    59.40    40.60
850,000.01 - 950,000.00           37.89      0.00     0.00    0.00    0.00    36.59    25.52
950,000.01 - 1,000,000.00         42.82      0.00     0.00    0.00    0.00    28.45    28.73
1,250,000.01 - 1,500,000.00        0.00      0.00    31.91    0.00    0.00    36.47    31.61
1,500,000.01 - 1,750,000.00       51.10     48.90     0.00    0.00    0.00     0.00     0.00
---------------------------------------------------------------------------------------------

Total:                            14.94      0.73     8.73    0.00    1.45    28.39    45.76
---------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Net
Original Term                   Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
-------------------------------------------------------------------------------------------------------------------------------

360                               550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
-------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
-------------------------------------------------------------------------------------------------------------------------------

min:  360
max:  360
wa:   360
-------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------

Original Term                      %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

360                                 14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                       JUMBO
                               Cut-off - June 1, 2005
==============================================================================




------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
RemTerm                         Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
347                                 1        359,353.77     0.13     5.354     2.850       2.473     13        693     78.26
354                                 1        403,037.25     0.15     5.854     3.350       2.973      6        746     80.00
356                                 1        641,619.27     0.24     6.154     3.650       3.273      4        622     80.00
358                                 1        358,892.10     0.13     6.254     3.750       3.373      2        698     76.60
359                                27     16,928,941.29     6.23     5.294     2.790       2.413      1        707     73.42
360                               519    252,999,917.15    93.12     1.021     2.975       2.598      0        708     73.00
------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------

  min:  347
  max:  360
  wa:   360



---------------------------------------------------------------------------------------------

RemTerm                          %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

347                                100.00     0.00     0.00    0.00    0.00    0.00     0.00
354                                  0.00     0.00     0.00    0.00    0.00    0.00   100.00
356                                  0.00     0.00     0.00    0.00    0.00    0.00   100.00
358                                  0.00     0.00     0.00    0.00    0.00    0.00   100.00
359                                 53.79     9.08     0.00    0.00    3.84   27.75     5.54
360                                 12.30     0.18     9.38    0.00    1.30   28.63    48.22
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Age                             Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
0                                 519    252,999,917.15    93.12     1.021     2.975       2.598      0        708     73.00
1                                  27     16,928,941.29     6.23     5.294     2.790       2.413      1        707     73.42
2                                   1        358,892.10     0.13     6.254     3.750       3.373      2        698     76.60
4                                   1        641,619.27     0.24     6.154     3.650       3.273      4        622     80.00
6                                   1        403,037.25     0.15     5.854     3.350       2.973      6        746     80.00
13                                  1        359,353.77     0.13     5.354     2.850       2.473     13        693     78.26
------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------

  min:  0
  max:  13
  wa:   0
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Age                              %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

0                                   12.30     0.18     9.38    0.00    1.30   28.63    48.22
1                                   53.79     9.08     0.00    0.00    3.84   27.75     5.54
2                                    0.00     0.00     0.00    0.00    0.00    0.00   100.00
4                                    0.00     0.00     0.00    0.00    0.00    0.00   100.00
6                                    0.00     0.00     0.00    0.00    0.00    0.00   100.00
13                                 100.00     0.00     0.00    0.00    0.00    0.00     0.00
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------------------------------
First Payment                                                                               Net
Date                            Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------

2004-06-01                          1        359,353.77     0.13     5.354     2.850       2.473     13        693     78.26
2005-01-01                          1        403,037.25     0.15     5.854     3.350       2.973      6        746     80.00
2005-03-01                          1        641,619.27     0.24     6.154     3.650       3.273      4        622     80.00
2005-05-01                          1        358,892.10     0.13     6.254     3.750       3.373      2        698     76.60
2005-06-01                         27     16,928,941.29     6.23     5.294     2.790       2.413      1        707     73.42
2005-07-01                        519    252,999,917.15    93.12     1.021     2.975       2.598      0        708     73.00
------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------
First Payment
Date                               %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

2004-06-01                         100.00     0.00     0.00    0.00    0.00    0.00      0.00
2005-01-01                           0.00     0.00     0.00    0.00    0.00    0.00    100.00
2005-03-01                           0.00     0.00     0.00    0.00    0.00    0.00    100.00
2005-05-01                           0.00     0.00     0.00    0.00    0.00    0.00    100.00
2005-06-01                          53.79     9.08     0.00    0.00    3.84   27.75      5.54
2005-07-01                          12.30     0.18     9.38    0.00    1.30   28.63     48.22
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39     45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
States                          Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
CA                                332    164,440,688.12    60.52     1.232     2.942       2.565      0        707     72.91
FL                                 38     19,712,600.31     7.26     1.641     3.014       2.637      0        713     73.27
VA                                 34     15,014,882.73     5.53     1.416     3.053       2.676      0        701     75.55
NY                                 29     13,524,183.98     4.98     1.157     2.932       2.555      0        689     75.68
NJ                                 25     12,043,955.00     4.43     1.402     3.041       2.664      0        703     74.06
MA                                 14      7,404,550.00     2.73     1.000     3.078       2.701      0        705     64.75
MD                                 14      6,150,800.00     2.26     1.000     2.919       2.542      0        720     77.46
CT                                  8      5,381,000.00     1.98     2.278     3.004       2.627      0        681     71.18
AZ                                  8      3,947,692.10     1.45     2.370     3.043       2.666      0        713     73.56
IL                                  8      3,727,538.53     1.37     2.142     3.152       2.775      1        712     77.94
TX                                  6      2,623,271.00     0.97     1.154     2.982       2.605      0        735     78.89
HI                                  4      2,512,000.00     0.92     1.000     2.826       2.449      0        724     72.31
Other                              30     15,208,599.06     5.60     1.373     2.958       2.581      0        725     69.65
------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------
States                             %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------


CA                                  17.36     1.21    12.04    0.00    2.00   23.09    44.31
FL                                   9.87     0.00     4.87    0.00    0.00   40.71    44.55
VA                                  10.12     0.00     0.00    0.00    0.00   49.15    40.72
NY                                  22.43     0.00    10.91    0.00    0.00   24.57    42.08
NJ                                   6.15     0.00     0.00    0.00    0.00   30.71    63.14
MA                                   5.63     0.00     0.00    0.00    0.00   47.07    47.31
MD                                   6.05     0.00     0.00    0.00    0.00   23.33    70.62
CT                                   0.00     0.00     0.00    0.00    0.00   73.52    26.48
AZ                                  18.48     0.00     0.00    0.00   16.47   37.86    27.20
IL                                  25.72     0.00    20.08    0.00    0.00   10.09    44.11
TX                                  15.42     0.00     0.00    0.00    0.00   51.01    33.58
HI                                   0.00     0.00     0.00    0.00    0.00   24.38    75.62
Other                               12.56     0.00     4.92    0.00    0.00   26.57    55.95
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                       JUMBO
                               Cut-off - June 1, 2005
==============================================================================







------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
City                            Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------

LOS ANGELES                        17      7,936,800.00     2.92     1.048     3.000       2.623      0        704     74.33
SAN JOSE                           15      7,410,300.00     2.73     1.000     3.002       2.625      0        697     75.99
SAN DIEGO                          10      4,596,100.00     1.69     1.000     2.913       2.536      0        722     72.96
OXNARD                              6      3,374,745.87     1.24     2.022     2.982       2.605      2        691     77.51
FAIRFIELD                           6      2,758,200.00     1.02     1.000     2.807       2.430      0        686     79.70
LONG BEACH                          6      2,722,800.00     1.00     1.000     3.135       2.758      0        680     76.12
CORONA                              6      2,539,320.00     0.93     1.000     3.049       2.672      0        727     78.45
BURBANK                             3      2,537,500.00     0.93     3.668     2.821       2.444      1        730     74.96
ANTIOCH                             5      2,384,400.00     0.88     1.000     2.778       2.401      0        727     80.00
GARDEN GROVE                        5      2,197,300.00     0.81     1.000     2.989       2.612      0        732     74.95
STATEN ISLAND                       5      2,166,785.00     0.80     1.000     2.886       2.509      0        682     76.91
TRACY                               5      2,099,000.00     0.77     1.000     3.065       2.688      0        701     74.87
Other                             461    228,968,509.96    84.28     1.332     2.967       2.590      0        708     72.53
------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

City                             %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

LOS ANGELES                         24.48     5.67     5.53    0.00    0.00   22.28    42.04
SAN JOSE                            12.58     0.00    32.77    0.00    0.00   10.96    43.70
SAN DIEGO                           11.38     0.00     0.00    0.00    0.00    8.01    80.61
OXNARD                              23.45     0.00    38.89    0.00    0.00    0.00    37.66
FAIRFIELD                           17.77     0.00    13.05    0.00    0.00   34.27    34.91
LONG BEACH                           0.00     0.00     0.00    0.00    0.00   37.46    62.54
CORONA                               0.00     0.00    16.85    0.00    0.00   30.52    52.63
BURBANK                             23.65    60.59    15.76    0.00    0.00    0.00     0.00
ANTIOCH                             62.05     0.00     0.00    0.00    0.00    0.00    37.95
GARDEN GROVE                        24.58     0.00    17.67    0.00    0.00   19.30    38.46
STATEN ISLAND                       34.72     0.00     0.00    0.00    0.00   28.24    37.04
TRACY                               41.40     0.00    20.82    0.00    0.00    0.00    37.78
Other                               13.83     0.00     7.66    0.00    1.72   30.75    46.05
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Original LTV                    Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                     15      8,894,000.00     3.27     1.000     2.937       2.560      0        706     43.37
50.001 - 60.000                    32     17,751,340.00     6.53     1.247     2.769       2.392      0        716     55.39
60.001 - 70.000                    94     50,937,415.76    18.75     1.383     2.856       2.479      0        714     66.82
70.001 - 75.000                   123     62,283,570.60    22.92     1.392     3.096       2.719      0        696     73.86
75.001 - 80.000                   285    131,455,029.47    48.38     1.288     2.978       2.601      0        709     79.45
90.001 - 95.000                     1        370,405.00     0.14     2.000     2.300       1.923      0        671     95.00
------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------

  min:  30.240
  max:  95.000
  wa:   73.068
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Original LTV                      %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------


0.001 - 50.000                       0.00     0.00     4.50    0.00    0.00   19.18    76.32
50.001 - 60.000                     16.16     0.00    11.23    0.00    2.83   33.35    36.43
60.001 - 70.000                     24.68     0.00     5.85    0.00    0.00   27.56    41.91
70.001 - 75.000                      7.85     0.72     9.26    0.00    1.04   30.15    50.98
75.001 - 80.000                     15.13     1.17     9.58    0.00    2.11   27.91    44.10
90.001 - 95.000                    100.00     0.00     0.00    0.00    0.00    0.00     0.00
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Curr LTV                        Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                     15      8,894,000.00     3.27     1.000     2.937       2.560      0        706     43.37
50.001 - 60.000                    32     17,751,340.00     6.53     1.247     2.769       2.392      0        716     55.39
60.001 - 70.000                    94     50,937,415.76    18.75     1.383     2.856       2.479      0        714     66.82
70.001 - 75.000                   123     62,283,570.60    22.92     1.392     3.096       2.719      0        696     73.86
75.001 - 80.000                   284    130,813,410.20    48.15     1.265     2.975       2.598      0        710     79.44
80.001 - 90.000                     1        641,619.27     0.24     6.154     3.650       3.273      4        622     80.00
90.001 - 95.000                     1        370,405.00     0.14     2.000     2.300       1.923      0        671     95.00
------------------------------------------------------------------------------------------------------------------------------

Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------
  min:  30.240
  max:  95.000
  wa:   73.063
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Curr LTV                          %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------


0.001 - 50.000                       0.00     0.00     4.50    0.00    0.00   19.18    76.32
50.001 - 60.000                     16.16     0.00    11.23    0.00    2.83   33.35    36.43
60.001 - 70.000                     24.68     0.00     5.85    0.00    0.00   27.56    41.91
70.001 - 75.000                      7.85     0.72     9.26    0.00    1.04   30.15    50.98
75.001 - 80.000                     15.20     1.18     9.63    0.00    2.13   28.05    43.83
80.001 - 90.000                      0.00     0.00     0.00    0.00    0.00    0.00   100.00
90.001 - 95.000                    100.00     0.00     0.00    0.00    0.00    0.00     0.00
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                       JUMBO
                               Cut-off - June 1, 2005
==============================================================================




------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
FICO                            Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
620 - 649                          56     28,174,339.27    10.37     1.511     3.117       2.740      0        636     70.07
650 - 699                         191     91,571,913.32    33.70     1.288     2.996       2.619      0        675     74.61
700 - 749                         189     97,218,780.98    35.78     1.324     2.962       2.585      0        721     73.05
750 - 799                         107     51,409,623.26    18.92     1.279     2.844       2.467      0        773     72.48
800 - 819                           7      3,317,104.00     1.22     1.000     2.893       2.516      0        806     65.66
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------
nzmin: 620
max:  813
nzwa: 707
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

FICO                              %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

620 - 649                            1.28     1.60    10.92    0.00    2.31   24.17    59.73
650 - 699                           13.51     0.00    10.10    0.00    1.71   31.72    42.95
700 - 749                           18.28     1.58     6.57    0.00    0.62   26.58    46.36
750 - 799                           18.18     0.00     9.74    0.00    2.16   26.65    43.26
800 - 819                           22.01     0.00     0.00    0.00    0.00   52.29    25.71
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
PMI                             Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                          549    271,321,355.83    99.86     1.318     2.967       2.590      0        707     73.04
Insured and OLTV > 80%              1        370,405.00     0.14     2.000     2.300       1.923      0        671     95.00
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------

PMI                               %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------
OLTV<=80                            14.82     0.73     8.75    0.00    1.45   28.43    45.82
Insured and OLTV > 80%             100.00     0.00     0.00    0.00    0.00    0.00     0.00
---------------------------------------------------------------------------------------------
Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Property Type                   Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
Condominium                        45     22,587,882.16     8.31     1.419     2.925       2.548      0        714     74.30
Multi Family                       10      5,809,400.00     2.14     1.167     3.139       2.762      0        686     65.65
Planned Unit Development           96     48,778,786.06    17.95     1.285     2.966       2.589      0        711     74.32
Single Family                     395    192,902,707.62    71.00     1.323     2.964       2.587      0        707     72.79
Townhouse                           4      1,612,985.00     0.59     1.000     3.234       2.857      0        679     77.98
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Property Type                     %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------
Condominium                         12.84     0.00     6.22    0.00    0.00   42.70    38.24
Multi Family                         8.61     0.00     0.00    0.00    0.00   26.92    64.47
Planned Unit Development            15.35     0.00     7.58    0.00    1.33   31.65    44.10
Single Family                       15.39     1.03     9.66    0.00    1.70   25.94    46.27
Townhouse                            0.00     0.00     0.00    0.00    0.00   27.28    72.72
---------------------------------------------------------------------------------------------
Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Occupancy Code                  Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
Investment                         11      4,827,350.00     1.78     2.000     3.026       2.649      0        734     71.30
Primary                           536    265,618,080.83    97.76     1.308     2.966       2.589      0        707     73.11
Secondary                           3      1,246,330.00     0.46     1.000     2.840       2.463      0        738     71.02
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Occupancy Code                    %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------
Investment                          32.11     0.00    11.19    0.00    0.00   17.19    39.51
Primary                             14.56     0.75     8.73    0.00    1.48   28.58    45.91
Secondary                           29.72     0.00     0.00    0.00    0.00   31.17    39.11
---------------------------------------------------------------------------------------------
Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Purpose                         Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
CashOut                           319    155,116,303.47    57.09     1.198     3.010       2.633      0        701     71.30
Purchase                          183     91,781,169.10    33.78     1.351     2.923       2.546      0        717     76.99
RateTerm                           48     24,794,288.26     9.13     1.955     2.853       2.476      0        716     69.58
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Purpose                           %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------
CashOut                              9.64     0.29     7.75    0.00    1.52   28.00    52.79
Purchase                            22.38     1.68     9.63    0.00    1.71   27.91    36.70
RateTerm                            20.51     0.00    11.53    0.00    0.00   32.60    35.36
---------------------------------------------------------------------------------------------
Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Documentation Type              Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
Fast Forward                       16      8,003,253.00     2.95     1.199     2.742       2.365      0        764     67.71
Full                               60     31,112,896.24    11.45     1.553     2.855       2.478      0        711     76.05
NINA                              121     57,508,123.52    21.17     1.230     3.017       2.640      0        715     69.23
Stated Income                     353    175,067,488.07    64.44     1.312     2.980       2.603      0        702     74.04
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Documentation Type                %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------
Fast Forward                        24.31     0.00     0.00    0.00    0.00   39.30    36.40
Full                                16.56     0.00    12.92    0.00    1.62   33.26    35.65
NINA                                13.74     0.00     6.87    0.00    0.74   27.81    50.84
Stated Income                       14.61     1.14     9.00    0.00    1.72   27.22    46.32
---------------------------------------------------------------------------------------------
Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                       JUMBO
                               Cut-off - June 1, 2005
==============================================================================






------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Lien Position                   Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
1                                 550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------

Lien Position                     %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

1                                   14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Life Time Cap                   Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
9.950                             549    271,151,760.83    99.80     1.319     2.967       2.590      0        707     73.05
10.950                              1        540,000.00     0.20     1.000     2.950       2.573      0        722     80.00
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------
min:  9.950
max:  10.950
wa:   9.952
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------

Life Time Cap                     %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------
9.950                               14.97     0.73     8.75    0.00    1.45   28.25    45.85
10.950                               0.00     0.00     0.00    0.00    0.00  100.00     0.00
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Max Rate                        Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
9.951 - 10.000                    549    271,151,760.83    99.80     1.319     2.967       2.590      0        707     73.05
10.501 - 11.000                     1        540,000.00     0.20     1.000     2.950       2.573      0        722     80.00
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------
min:  9.950
max:  10.950
wa:   9.952
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------

Max Rate                          %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------
9.951 - 10.000                      14.97     0.73     8.75    0.00    1.45   28.25    45.85
10.951 - 11.000                      0.00     0.00     0.00    0.00    0.00  100.00     0.00
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Months to Roll                  Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
1                                 548    270,533,940.11    99.57     1.311     2.968       2.591      0        707     73.04
2                                   2      1,157,820.72     0.43     3.141     2.570       2.193      1        733     78.83
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------
nzmin: 1
max: 2
nzwa: 1
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------

Months to Roll                    %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------
1                                   14.77     0.73     8.77    0.00    1.45   28.51    45.76
2                                   53.47     0.00     0.00    0.00    0.00    0.00    46.53
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------
                                                                                            Net
Silent Seconds                  Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
------------------------------------------------------------------------------------------------------------------------------
N                                 435    215,867,972.58    79.45     1.328     2.969       2.592      0        708     72.56
Y                                 115     55,823,788.25    20.55     1.283     2.956       2.579      0        705     75.03
------------------------------------------------------------------------------------------------------------------------------
Total:                            550    271,691,760.83   100.00     1.319     2.967       2.590      0        707     73.07
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------

Silent Seconds                    %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

N                                   14.46     0.92     8.77    0.00    0.99   29.07    45.79
Y                                   16.77     0.00     8.61    0.00    3.21   25.76    45.64
---------------------------------------------------------------------------------------------

Total:                              14.94     0.73     8.73    0.00    1.45   28.39    45.76
---------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                   CONFORMING
                               Cut-off - June 1, 2005
==============================================================================

------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
As of Date: 20050601
Count: 1,578
Current Balance: $361,047,350.62
AverageCurBal: $228,800.60
OrigWAC: 1.094
GWAC: 1.452
NetWAC: 1.075
GrossMargin: 3.043
NetMargin: 2.666
FICO: 708
OLTV: 71.11
%CA: 36.62%
WALA: 0
OrigTerm: 360
WAM: 360
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.950
MTR: 1
CurrLTV: 71.10
Maximum 1 Zip Concentration: 0.506%
------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
Prepayment                                                     Net
Penalty       Count      Balance    Percent   GWAC   Margin   Margin   Age   FICO    LTV    %NoPP    %1S      %1H     %2S
--------------------------------------------------------------------------------------------------------------------------
No Prepay     165     39,514,153.43   10.94   2.030   2.798   2.421    0     712    72.12  100.00     0.00     0.00   0.00
1YR SOFT        4      1,220,000.00    0.34   1.246   2.688   2.311    0     694    57.41    0.00   100.00     0.00   0.00
1YR HARD       82     20,023,213.26    5.55   1.225   2.703   2.326    0     713    71.63    0.00     0.00   100.00   0.00
2YR SOFT        1        343,180.23    0.10   5.054   2.550   2.173    1     797    80.00    0.00     0.00     0.00 100.00
2YR HARD       24      5,753,193.63    1.59   1.221   2.690   2.313    0     708    76.72    0.00     0.00     0.00   0.00
3YR SOFT      363     87,300,425.74   24.18   1.437   3.000   2.623    0     712    71.02    0.00     0.00     0.00   0.00
3YR HARD      939    206,893,184.33   57.30   1.371   3.154   2.777    0     705    70.81    0.00     0.00     0.00   0.00
-------------------------------------------------------------------------------------------------------------------------
Total:       1,578   361,047,350.62  100.00   1.452   3.043   2.666    0     708    71.11   10.94     0.34     5.55   0.10
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------
Prepayment
Penalty           %2H       %3S     %3H
-----------------------------------------
No Prepay          0.00     0.00     0.00
1YR SOFT           0.00     0.00     0.00
1YR HARD           0.00     0.00     0.00
2YR HARD         100.00     0.00     0.00
2YR SOFT           0.00   100.00     0.00
3YR SOFT           0.00     0.00     0.00
3YR HARD           0.00     0.00   100.00
-----------------------------------------

Total:             1.59    24.18    57.30
-----------------------------------------





--------------------------------------------------------------------------------------------------------------------------
Original                                                       Net
  Rate        Count      Balance    Percent   GWAC   Margin   Margin   Age   FICO    LTV    %NoPP    %1S      %1H     %2S
--------------------------------------------------------------------------------------------------------------------------
0.751-1.000  1,401   327,148,848.81   90.61   1.347   3.027   2.650    0     706    70.72   10.72    0.28      5.29   0.10
1.751-2.000    177    33,898,501.81    9.39   2.466   3.203   2.826    0     721    74.90   13.11    0.88      8.03   0.00
-------------------------------------------------------------------------------------------------------------------------
Total:       1,578   361,047,350.62  100.00   1.452   3.043   2.666    0     708    71.11   10.94     0.34     5.55   0.10
--------------------------------------------------------------------------------------------------------------------------

min:  1.000
max:  2.000
Wa:   1.094
--------------------------------------------------------------------------------------------------------------------------



-----------------------------------------
Original
  Rate            %2H       %3S     %3H
-----------------------------------------
0.751-1.000        1.53    24.50    57.58
1.751-2.000        2.19    21.14    54.65
-----------------------------------------

Total:             1.59     4.18    57.30
-----------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                   CONFORMING
                               Cut-off - June 1, 2005
==============================================================================



-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Net
Current Rate                    Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
-------------------------------------------------------------------------------------------------------------------------------

0.751 - 1.000                   1,294    302,654,053.14    83.83     1.000     3.019       2.642      0        706    70.56
1.751 - 2.000                     155     29,927,058.60     8.29     2.000     3.167       2.790      0        724    75.10
4.501 - 4.750                       1        319,237.42     0.09     4.704     2.200       1.823      1        738    51.04
4.751 - 5.000                       1        264,000.00     0.07     4.804     2.300       1.923      1        794    80.00
5.001 - 5.250                      14      3,491,550.48     0.97     5.167     2.663       2.286      1        723    69.50
5.251 - 5.500                      26      5,884,484.22     1.63     5.365     2.861       2.484      1        710    74.44
5.501 - 5.750                      24      4,976,517.56     1.38     5.563     3.059       2.682      1        720    70.55
5.751 - 6.000                      31      6,516,462.07     1.80     5.860     3.356       2.979      1        699    73.13
6.001 - 6.250                      22      4,846,383.88     1.34     6.103     3.599       3.222      1        699    75.78
6.251 - 6.500                       9      1,772,603.25     0.49     6.348     3.844       3.467      1        679    72.87
6.501 - 6.750                       1        395,000.00     0.11     6.554     4.050       3.673      1        682    69.91
-------------------------------------------------------------------------------------------------------------------------------

Total:                          1,578    361,047,350.62   100.00     1.452     3.043       2.666      0        708     71.11
-------------------------------------------------------------------------------------------------------------------------------

min:  1.000
max:  6.554
wa:   1.452
-------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------

Current Rate                        %NoPP      %1S      %1H     %2S    %2H      %3S     %3H
---------------------------------------------------------------------------------------------

0.751 - 1.000                        8.93     0.30     5.72    0.00    1.66   24.24    59.16
1.751 - 2.000                       13.67     1.00     7.34    0.00    1.98   23.94    52.06
4.501 - 4.750                      100.00     0.00     0.00    0.00    0.00    0.00     0.00
4.751 - 5.000                      100.00     0.00     0.00    0.00    0.00    0.00     0.00
5.001 - 5.250                       75.96     0.00     0.00    9.83    0.00   14.21     0.00
5.251 - 5.500                       37.74     0.00     6.59    0.00    0.00   49.19     6.47
5.501 - 5.750                       45.67     0.00     2.74    0.00    3.02   16.83    31.75
5.751 - 6.000                        2.39     0.00     0.00    0.00    0.00   39.12    58.50
6.001 - 6.250                       10.69     0.00     0.00    0.00    0.00    0.00    89.31
6.251 - 6.500                        0.00     0.00     0.00    0.00    0.00    0.00   100.00
6.501 - 6.750                        0.00     0.00     0.00    0.00    0.00    0.00   100.00
---------------------------------------------------------------------------------------------

Total:                              10.94     0.34     5.55    0.10    1.59   24.18    57.30
---------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Net
Conforming                      Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
-------------------------------------------------------------------------------------------------------------------------------
CONFORMING                      1,578    361,047,350.62   100.00     1.452     3.043       2.666      0        708     71.11
-------------------------------------------------------------------------------------------------------------------------------
l:                              1,578    361,047,350.62   100.00     1.452     3.043       2.666      0        708     71.11
-------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
Conforming                          %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------
CONFORMING                          10.94     0.34     5.55    0.10    1.59   24.18    57.30

---------------------------------------------------------------------------------------------

Total:                              10.94     0.34     5.55    0.10    1.59   24.18    57.30
---------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Net
Principal Balance               Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                   1          50,000.00     0.01    1.000      3.075      2.698       0        661     49.02
50,000.01 - 100,000.00            81       6,734,446.06     1.87    1.510      3.130      2.753       0        725     65.10
100,000.01 - 150,000.00          220      28,265,874.53     7.83    1.673      3.072      2.695       0        711     71.21
150,000.01 - 200,000.00          302      53,388,763.45    14.79    1.472      3.041      2.664       0        710     68.79
200,000.01 - 250,000.00          332      75,488,721.59    20.91    1.507      3.053      2.676       0        703     70.87
250,000.01 - 275,000.00          156      41,217,613.48    11.42    1.515      3.049      2.672       0        711     71.52
275,000.01 - 350,000.00          430     134,381,994.31    37.22    1.329      3.025      2.648       0        708     72.42
350,000.01 - 400,000.00           41      14,844,932.64     4.11    1.451      2.999      2.622       0        699     71.76
400,000.01 - 450,000.00           11       4,712,960.98     1.31    1.388      2.954      2.577       0        699     66.07
450,000.01 - 500,000.00            3       1,457,000.00     0.40    1.321      3.611      3.234       0        753     70.71
500,000.01 - 550,000.00            1         505,043.58     0.14    6.304      3.800      3.423       1        628     75.00
-------------------------------------------------------------------------------------------------------------------------------

Total:                          1,578    361,047,350.62   100.00     1.452     3.043       2.666      0        708     71.11
-------------------------------------------------------------------------------------------------------------------------------

min:    50,000.00
max:    505,043.58
avg:    228,800.60
-------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------

Principal Balance                 %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

0.01 - 50,000.00                     0.00     0.00     0.00    0.00    0.00  100.00     0.00
50,000.01 - 100,000.00               6.52     0.00     6.00    0.00    1.33   18.67    67.48
100,000.01 - 150,000.00              8.32     0.00     4.02    0.00    1.36   17.92    68.38
150,000.01 - 200,000.00             10.29     0.00     3.42    0.00    1.22   21.44    63.62
200,000.01 - 250,000.00              9.73     0.00     5.39    0.00    1.24   22.82    60.82
250,000.01 - 275,000.00             13.50     0.00     4.44    0.00    1.93   29.61    50.51
275,000.01 - 350,000.00             11.16     0.91     6.12    0.26    2.15   25.35    54.05
350,000.01 - 400,000.00             19.38     0.00    17.09    0.00    0.00   22.12    41.41
400,000.01 - 450,000.00              9.23     0.00     0.00    0.00    0.00   36.35    54.42
450,000.01 - 500,000.00              0.00     0.00     0.00    0.00    0.00   67.88    32.12
500,000.01 - 550,000.00              0.00     0.00     0.00    0.00    0.00    0.00   100.00
---------------------------------------------------------------------------------------------
Total:                              10.94     0.34     5.55    0.10    1.59    4.18    57.30
---------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Net
Original Term                   Count           Balance  Percent      GWAC    Margin      Margin    Age       FICO       LTV
-------------------------------------------------------------------------------------------------------------------------------

360                             1,578    361,047,350.62   100.00     1.452     3.043       2.666      0        708     71.11
-------------------------------------------------------------------------------------------------------------------------------

Total:                          1,578    361,047,350.62   100.00     1.452     3.043       2.666      0        708     71.11
-------------------------------------------------------------------------------------------------------------------------------

min:  360
max:  360
wa:   360
-------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------

Original Term                      %NoPP      %1S      %1H     %2S    %2H      %3S      %3H
---------------------------------------------------------------------------------------------

360                                 10.94     0.34     5.55    0.10    1.59   24.18    57.30

---------------------------------------------------------------------------------------------
Total:                              10.94     0.34     5.55    0.10    1.59   24.18    57.30
---------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                   CONFORMING
                               Cut-off - June 1, 2005
===============================================================================




------------------------------------------------------------------------------------------------------------------------------
RemTerm                     Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
------------------------------------------------------------------------------------------------------------------------------
354                             1              278,525.34           0.08         6.154         3.650          3.273        6
355                             1              142,546.42           0.04         5.354         2.850          2.473        5
356                             1              221,910.44           0.06         5.254         2.750          2.373        4
357                             3              324,970.32           0.09         5.887         3.383          3.006        3
358                             8            1,835,015.46           0.51         5.463         2.959          2.582        2
359                           115           25,663,270.90           7.11         5.693         3.189          2.812        1
360                         1,449          332,581,111.74          92.12         1.090         3.032          2.655        0
------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
------------------------------------------------------------------------------------------------------------------------------

min:          354
max:          360
wa:           360
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
RemTerm               FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
---------------------------------------------------------------------------------------------------------------------------
354                    677       80.00          0.00        0.00        0.00       0.00       0.00         0.00      100.00
355                    709       80.00          0.00        0.00        0.00       0.00       0.00       100.00        0.00
356                    730       71.56          0.00        0.00        0.00       0.00       0.00       100.00        0.00
357                    676       69.47          0.00        0.00        0.00       0.00       0.00        80.01       19.99
358                    713       78.34         44.49        0.00        0.00       0.00       0.00        47.79        7.72
359                    708       72.24         29.56        0.00        2.04       1.34       0.59        20.56       45.92
360                    708       70.97          9.35        0.37        5.86       0.00       1.68        24.21       58.52
---------------------------------------------------------------------------------------------------------------------------
Total:                 708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
---------------------------------------------------------------------------------------------------------------------------

min:          354
max:          360
wa:           360
---------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Age                         Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
-------------------------------------------------------------------------------------------------------------------------------
0                           1,449          332,581,111.74          92.12         1.090         3.032          2.655        0
1                             115           25,663,270.90           7.11         5.693         3.189          2.812        1
2                               8            1,835,015.46           0.51         5.463         2.959          2.582        2
3                               3              324,970.32           0.09         5.887         3.383          3.006        3
4                               1              221,910.44           0.06         5.254         2.750          2.373        4
5                               1              142,546.42           0.04         5.354         2.850          2.473        5
6                               1              278,525.34           0.08         6.154         3.650          3.273        6
-------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
-------------------------------------------------------------------------------------------------------------------------------

min:            0
max:            6
wa:             0
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Age                   FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
---------------------------------------------------------------------------------------------------------------------------
0                      708       70.97          9.35        0.37        5.86       0.00       1.68        24.21       58.52
1                      708       72.24         29.56        0.00        2.04       1.34       0.59        20.56       45.92
2                      713       78.34         44.49        0.00        0.00       0.00       0.00        47.79        7.72
3                      676       69.47          0.00        0.00        0.00       0.00       0.00        80.01       19.99
4                      730       71.56          0.00        0.00        0.00       0.00       0.00       100.00        0.00
5                      709       80.00          0.00        0.00        0.00       0.00       0.00       100.00        0.00
6                      677       80.00          0.00        0.00        0.00       0.00       0.00         0.00      100.00
---------------------------------------------------------------------------------------------------------------------------
Total:                 708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
---------------------------------------------------------------------------------------------------------------------------

min:            0
max:            6
wa:             0
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
First Payment Date          Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
---------------------------------------------------------------------------------------------------------------------------------
2005-01-01                      1              278,525.34           0.08         6.154         3.650          3.273        6
2005-02-01                      1              142,546.42           0.04         5.354         2.850          2.473        5
2005-03-01                      1              221,910.44           0.06         5.254         2.750          2.373        4
2005-04-01                      3              324,970.32           0.09         5.887         3.383          3.006        3
2005-05-01                      8            1,835,015.46           0.51         5.463         2.959          2.582        2
2005-06-01                    115           25,663,270.90           7.11         5.693         3.189          2.812        1
2005-07-01                  1,449          332,581,111.74          92.12         1.090         3.032          2.655        0
---------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
First Payment Date       FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
------------------------------------------------------------------------------------------------------------------------------
2005-01-01                677       80.00          0.00        0.00        0.00       0.00       0.00         0.00      100.00
2005-02-01                709       80.00          0.00        0.00        0.00       0.00       0.00       100.00        0.00
2005-03-01                730       71.56          0.00        0.00        0.00       0.00       0.00       100.00        0.00
2005-04-01                676       69.47          0.00        0.00        0.00       0.00       0.00        80.01       19.99
2005-05-01                713       78.34         44.49        0.00        0.00       0.00       0.00        47.79        7.72
2005-06-01                708       72.24         29.56        0.00        2.04       1.34       0.59        20.56       45.92
2005-07-01                708       70.97          9.35        0.37        5.86       0.00       1.68        24.21       58.52
------------------------------------------------------------------------------------------------------------------------------
Total:                    708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                   CONFORMING
                               Cut-off - June 1, 2005
===============================================================================








-------------------------------------------------------------------------------------------------------------------------------
States                      Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
-------------------------------------------------------------------------------------------------------------------------------
CA                            511          132,211,391.60          36.62         1.278         3.052          2.675        0
FL                            246           45,764,916.50          12.68         1.413         3.071          2.694        0
NJ                            117           27,970,116.60           7.75         1.214         3.015          2.638        0
NY                             83           23,134,375.64           6.41         1.412         2.964          2.587        0
VA                             72           18,619,547.20           5.16         1.658         3.038          2.661        0
AZ                             65           14,310,278.00           3.96         1.764         3.000          2.623        0
NV                             41            9,454,114.71           2.62         1.567         3.085          2.708        0
MA                             39            9,439,588.64           2.61         2.004         3.072          2.695        0
MD                             40            9,199,782.42           2.55         1.372         2.959          2.582        0
IL                             36            8,105,858.20           2.25         1.806         2.979          2.602        0
WA                             28            6,174,266.42           1.71         1.625         3.086          2.709        0
CO                             29            5,537,831.93           1.53         1.603         3.112          2.735        0
Other                         271           51,125,282.76          14.16         1.720         3.061          2.684        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
-------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
States                 FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
----------------------------------------------------------------------------------------------------------------------------
CA                      706       68.11         10.89        0.92        8.13       0.00       1.37        18.71       59.97
FL                      706       72.95          4.70        0.00        3.36       0.00       2.61        28.10       61.24
NJ                      704       69.73         10.45        0.00        1.24       0.00       0.41        31.35       56.55
NY                      705       67.75         18.99        0.00        5.75       0.00       0.00        27.08       48.18
VA                      710       74.06          7.58        0.00        2.88       1.84       2.27        21.95       63.48
AZ                      718       73.71         11.02        0.00        6.59       0.00       1.06        39.56       41.77
NV                      706       76.72          4.36        0.00        5.33       0.00       0.00        29.77       60.53
MA                      699       71.84         19.40        0.00        4.79       0.00       3.02        23.39       49.40
MD                      707       74.27         31.87        0.00        3.28       0.00       0.00        23.74       41.11
IL                      696       73.69         13.23        0.00        9.33       0.00       6.76        31.17       39.52
WA                      729       75.78          3.11        0.00        3.11       0.00       3.89        29.63       60.26
CO                      730       75.45         14.80        0.00        0.00       0.00       0.00        23.30       61.90
Other                   713       74.52         10.56        0.00        4.65       0.00       1.93        23.60       59.26
----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
----------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
City                        Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
-------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                    42           10,846,206.34           3.00         1.123         3.087          2.710        0
SACRAMENTO                     23            5,766,055.88           1.60         1.708         3.127          2.750        0
LAS VEGAS                      24            5,394,218.07           1.49         1.407         2.988          2.611        0
STOCKTON                       19            4,861,807.13           1.35         1.577         3.075          2.698        0
BROOKLYN                       11            3,744,500.00           1.04         1.088         3.046          2.669        0
WOODBRIDGE                     14            3,564,746.65           0.99         1.243         2.997          2.620        0
SAN DIEGO                      12            3,330,387.64           0.92         1.860         2.988          2.611        0
MIAMI                          13            2,991,094.51           0.83         1.874         3.202          2.825        0
STATEN ISLAND                   8            2,537,000.00           0.70         1.000         2.911          2.534        0
ALEXANDRIA                      9            2,480,300.00           0.69         1.000         3.135          2.758        0
WEST PALM BEACH                11            2,290,419.14           0.63         1.875         3.043          2.666        0
CHICAGO                        11            2,213,861.47           0.61         1.465         2.932          2.555        0
Other                       1,381          311,026,753.79          86.15         1.460         3.041          2.664        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
City                 FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
--------------------------------------------------------------------------------------------------------------------------
LOS ANGELES           705       68.33         11.34        0.00        6.65       0.00       0.00        10.88       71.12
SACRAMENTO            696       72.83          0.00        0.00        3.50       0.00       0.00        23.98       72.51
LAS VEGAS             705       76.95          7.65        0.00        9.34       0.00       0.00        28.41       54.61
STOCKTON              690       72.98         15.20        0.00        7.28       0.00       0.00        21.91       55.60
BROOKLYN              703       66.22         10.68        0.00        0.00       0.00       0.00        29.19       60.13
WOODBRIDGE            712       75.31          5.46        0.00       15.04       0.00       0.00        13.70       65.80
SAN DIEGO             715       63.20         37.99        9.31       10.51       0.00       0.00        18.27       23.92
MIAMI                 698       73.92          0.00        0.00        7.62       0.00       4.51        20.24       67.62
STATEN ISLAND         692       66.30          0.00        0.00        0.00       0.00       0.00        41.66       58.34
ALEXANDRIA            682       73.74         26.28        0.00        0.00       0.00       0.00        22.38       51.35
WEST PALM BEACH       697       79.29          0.00        0.00        4.89       0.00      11.70        31.67       51.74
CHICAGO               697       69.82          9.24        0.00       13.44       0.00       0.00        43.63       33.69
Other                 709       71.08         11.07        0.29        5.38       0.11       1.72        24.45       56.99
--------------------------------------------------------------------------------------------------------------------------
Total:                708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Original LTV                Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                127           25,905,213.90           7.18         1.172         2.916          2.539        0
50.001 - 60.000               164           36,661,284.63          10.15         1.428         2.923          2.546        0
60.001 - 70.000               297           67,497,602.52          18.69         1.513         3.071          2.694        0
70.001 - 75.000               303           71,459,745.59          19.79         1.440         3.178          2.801        0
75.001 - 80.000               644          150,469,650.34          41.68         1.428         3.018          2.641        0
80.001 - 85.000                11            2,479,142.53           0.69         2.490         3.111          2.734        0
85.001 - 90.000                10            1,973,814.14           0.55         2.542         3.156          2.779        0
90.001 - 95.000                22            4,600,896.97           1.27         2.267         2.960          2.583        0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
--------------------------------------------------------------------------------------------------------------------------------

min:        8.974
max:       95.000
wa:        71.109
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Original LTV         FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
--------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000        729       40.34          6.07        2.35        5.51       0.00       0.91        25.68       59.47
50.001 - 60.000       713       56.00         12.67        0.79        4.45       0.00       0.00        27.51       54.58
60.001 - 70.000       707       66.74          8.96        0.00        7.03       0.00       0.64        21.69       61.67
70.001 - 75.000       697       73.96         10.55        0.00        3.85       0.00       1.11        20.39       64.10
75.001 - 80.000       709       79.52         12.58        0.21        5.90       0.23       2.70        26.35       52.02
80.001 - 85.000       703       84.30         17.22        0.00        9.20       0.00       0.00        12.87       60.71
85.001 - 90.000       703       89.80          0.00        0.00        0.00       0.00       0.00         7.07       92.93
90.001 - 95.000       708       94.49          7.57        0.00        7.76       0.00       5.01        26.89       52.76
--------------------------------------------------------------------------------------------------------------------------
Total:                708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
--------------------------------------------------------------------------------------------------------------------------

min:        8.974
max:       95.000
wa:        71.109
--------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                   CONFORMING
                               Cut-off - June 1, 2005
===============================================================================






-------------------------------------------------------------------------------------------------------------------------------
Curr LTV                    Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
-------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                127           25,905,213.90           7.18         1.172         2.916          2.539        0
50.001 - 60.000               164           36,661,284.63          10.15         1.428         2.923          2.546        0
60.001 - 70.000               297           67,497,602.52          18.69         1.513         3.071          2.694        0
70.001 - 75.000               303           71,459,745.59          19.79         1.440         3.178          2.801        0
75.001 - 80.000               644          150,469,650.34          41.68         1.428         3.018          2.641        0
80.001 - 85.000                11            2,479,142.53           0.69         2.490         3.111          2.734        0
85.001 - 90.000                10            1,973,814.14           0.55         2.542         3.156          2.779        0
90.001 - 95.000                22            4,600,896.97           1.27         2.267         2.960          2.583        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
-------------------------------------------------------------------------------------------------------------------------------

min:        8.974
max:       95.000
wa:        71.096
-------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Curr LTV               FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
----------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000          729       40.34          6.07        2.35        5.51       0.00       0.91        25.68       59.47
50.001 - 60.000         713       56.00         12.67        0.79        4.45       0.00       0.00        27.51       54.58
60.001 - 70.000         707       66.74          8.96        0.00        7.03       0.00       0.64        21.69       61.67
70.001 - 75.000         697       73.96         10.55        0.00        3.85       0.00       1.11        20.39       64.10
75.001 - 80.000         709       79.52         12.58        0.21        5.90       0.23       2.70        26.35       52.02
80.001 - 85.000         703       84.30         17.22        0.00        9.20       0.00       0.00        12.87       60.71
85.001 - 90.000         703       89.80          0.00        0.00        0.00       0.00       0.00         7.07       92.93
90.001 - 95.000         708       94.49          7.57        0.00        7.76       0.00       5.01        26.89       52.76
----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
----------------------------------------------------------------------------------------------------------------------------

min:        8.974
max:       95.000
wa:        71.096
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
FICO                        Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
--------------------------------------------------------------------------------------------------------------------------------
0 - 0                           2              490,000.00           0.14         3.241         3.311          2.934        0
620 - 649                     154           34,652,960.99           9.60         1.622         3.176          2.799        0
650 - 699                     581          136,754,567.20          37.88         1.336         3.053          2.676        0
700 - 749                     490          112,740,737.71          31.23         1.469         3.027          2.650        0
750 - 799                     320           70,611,920.00          19.56         1.572         2.989          2.612        0
800 - 819                      31            5,797,164.72           1.61         1.206         2.960          2.583        0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
--------------------------------------------------------------------------------------------------------------------------------

nzmin:        620
max:          819
nzwa:         708
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
FICO                 FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
--------------------------------------------------------------------------------------------------------------------------
0 - 0                   0       75.71          0.00        0.00       57.14       0.00       0.00         0.00       42.86
620 - 649             634       72.98         10.66        0.00        6.74       0.00       1.21        18.35       63.03
650 - 699             676       71.76          9.04        0.45        4.07       0.00       1.64        22.86       61.95
700 - 749             723       71.20         12.03        0.54        7.15       0.00       1.85        24.91       53.52
750 - 799             773       69.30         13.55        0.00        4.58       0.49       1.10        29.22       51.08
800 - 819             808       64.35          5.72        0.00        9.44       0.00       3.97        16.71       64.15
--------------------------------------------------------------------------------------------------------------------------
Total:                708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
--------------------------------------------------------------------------------------------------------------------------

nzmin:        620
max:          819
nzwa:         708
--------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
PMI                         Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
---------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                    1,535          351,993,496.98          97.49         1.428         3.043          2.666        0
Insured and OLTV > 80%         43            9,053,853.64           2.51         2.388         3.044          2.667        0
---------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
PMI                     FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
-----------------------------------------------------------------------------------------------------------------------------
OLTV<=80                 708       70.61         11.01        0.35        5.52       0.10       1.57        24.32       57.14
Insured and OLTV > 80%   705       90.68          8.56        0.00        6.46       0.00       2.54        18.73       63.70
-----------------------------------------------------------------------------------------------------------------------------
Total:                   708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
-----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Property Type               Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
--------------------------------------------------------------------------------------------------------------------------------
Condominium                   167           34,188,025.33           9.47         1.509         3.002          2.625        0
Multi Family                   96           26,298,123.55           7.28         1.705         3.116          2.739        0
Planned Unit Development      271           62,710,639.54          17.37         1.550         3.015          2.638        0
Single Family               1,024          233,886,590.23          64.78         1.382         3.049          2.672        0
Townhouse                      20            3,963,971.97           1.10         1.837         3.038          2.661        0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Property Type               FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
---------------------------------------------------------------------------------------------------------------------------------
Condominium                  720       74.41         14.72        0.88        7.58       0.00       1.13        30.93       44.76
Multi Family                 706       67.61         15.03        0.00        7.03       0.00       0.00        25.84       52.09
Planned Unit Development     711       73.97         13.11        0.00        5.18       0.55       2.79        28.33       50.05
Single Family                705       70.32          9.36        0.39        5.24       0.00       1.48        21.83       61.70
Townhouse                    710       67.42         10.38        0.00        1.87       0.00       4.14        28.07       55.54
---------------------------------------------------------------------------------------------------------------------------------
Total:                       708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
Occupancy Code              Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
------------------------------------------------------------------------------------------------------------------------------
Investment                    136           25,187,062.12           6.98         2.540         3.261          2.884        0
Primary                     1,404          328,290,911.90          90.93         1.359         3.029          2.652        0
Secondary                      38            7,569,376.60           2.10         1.857         2.941          2.564        0
------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Occupancy Code        FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
---------------------------------------------------------------------------------------------------------------------------
Investment             727       69.29         15.33        1.19        8.48       0.00       2.03        21.72       51.24
Primary                706       71.26         10.36        0.28        5.13       0.10       1.55        24.43       58.15
Secondary              738       70.61         21.66        0.00       13.97       0.00       2.00        21.47       40.90
---------------------------------------------------------------------------------------------------------------------------
Total:                 708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
---------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                   CONFORMING
                               Cut-off - June 1, 2005
===============================================================================








-------------------------------------------------------------------------------------------------------------------------------
Purpose                     Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
-------------------------------------------------------------------------------------------------------------------------------
CashOut                     1,015          237,538,676.19          65.79         1.381         3.060          2.683        0
Purchase                      329           76,407,119.14          21.16         1.511         2.981          2.604        0
RateTerm                      234           47,101,555.29          13.05         1.711         3.059          2.682        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Purpose             FICO         LTV         %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
-------------------------------------------------------------------------------------------------------------------------
CashOut              704       68.97          8.96        0.51        4.78       0.14       0.69         24.98      59.93
Purchase             721       77.86         17.33        0.00        9.37       0.00       3.98         23.04      46.27
RateTerm             705       70.96         10.59        0.00        3.21       0.00       2.28         21.97      61.96
-------------------------------------------------------------------------------------------------------------------------
Total:               708       71.11         10.94        0.34        5.55       0.10       1.59         24.18      57.30
-------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Documentation Type          Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
--------------------------------------------------------------------------------------------------------------------------------
Fast Forward                   53           10,661,304.66           2.95         1.403         2.824          2.447        0
Full                          321           66,127,643.30          18.32         1.706         2.957          2.580        0
NINA                          414           96,999,259.26          26.87         1.270         3.100          2.723        0
Stated Income                 790          187,259,143.40          51.87         1.459         3.056          2.679        0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Documentation Type       FICO         LTV         %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
------------------------------------------------------------------------------------------------------------------------------
Fast Forward              773       69.10         15.94        2.91        9.71       0.00       3.15         13.53      54.76
Full                      706       77.09         14.61        0.48        5.48       0.52       2.82         26.55      49.53
NINA                      715       64.40          7.46        0.00        2.88       0.00       0.33         23.11      66.22
Stated Income             701       72.59         11.17        0.32        6.71       0.00       1.73         24.50      55.58
------------------------------------------------------------------------------------------------------------------------------
Total:                    708       71.11         10.94        0.34        5.55       0.10       1.59         24.18      57.30
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Lien Position               Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
--------------------------------------------------------------------------------------------------------------------------------
1                           1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Lien Position           FICO         LTV         %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
-----------------------------------------------------------------------------------------------------------------------------
1                        708       71.11         10.94        0.34        5.55       0.10       1.59         24.18      57.30
-----------------------------------------------------------------------------------------------------------------------------
Total:                   708       71.11         10.94        0.34        5.55       0.10       1.59         24.18      57.30
-----------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Life Time Cap               Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
-------------------------------------------------------------------------------------------------------------------------------
9.950                       1,576          360,760,908.08          99.92         1.450         3.043          2.666        0
9.985                           1              149,642.54           0.04         5.804         3.300          2.923        1
10.950                          1              136,800.00           0.04         1.000         3.050          2.673        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
-------------------------------------------------------------------------------------------------------------------------------

min:        9.950
max:       10.950
wa:         9.950
-------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Life Time Cap          FICO         LTV         %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
----------------------------------------------------------------------------------------------------------------------------
9.950                   708       71.11         10.95        0.34        5.55       0.10       1.59         24.20      57.27
9.985                   624       69.77          0.00        0.00        0.00       0.00       0.00          0.00     100.00
10.950                  688       80.00          0.00        0.00        0.00       0.00       0.00          0.00     100.00
----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.11         10.94        0.34        5.55       0.10       1.59         24.18      57.30
----------------------------------------------------------------------------------------------------------------------------

min:        9.950
max:       10.950
wa:         9.950
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Max Rate                    Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
--------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000              1,577          360,910,550.62          99.96         1.452         3.043          2.666        0
10.501 - 11.000                 1              136,800.00           0.04         1.000         3.050          2.673        0
--------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0

min:        9.950
max:       10.950
wa:         9.950
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Max Rate              FICO         LTV         %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
---------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000         708       71.11         10.95        0.34        5.55       0.10       1.59         24.19      57.29
10.501 - 11.000        688       80.00          0.00        0.00        0.00       0.00       0.00          0.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Total:                 708       71.11         10.94        0.34        5.55       0.10       1.59         24.18      57.30

min:        9.950
max:       10.950
wa:         9.950
---------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Months to Roll              Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
-------------------------------------------------------------------------------------------------------------------------------
1                           1,574          360,394,712.58          99.82         1.451         3.043          2.666        0
2                               4              652,638.04           0.18         2.025         3.064          2.687        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
-------------------------------------------------------------------------------------------------------------------------------

nzmin:          1
max:            2
nzwa:           1
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Months to Roll        FICO         LTV         %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
---------------------------------------------------------------------------------------------------------------------------
1                      708       71.11         10.96        0.34        5.56       0.10       1.60         24.18      57.27
2                      697       71.17          0.00        0.00        0.00       0.00       0.00         26.51      73.49
---------------------------------------------------------------------------------------------------------------------------
Total:                 708       71.11         10.94        0.34        5.55       0.10       1.59         24.18      57.30
---------------------------------------------------------------------------------------------------------------------------

nzmin:          1
max:            2
nzwa:           1
---------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                   CONFORMING
                               Cut-off - June 1, 2005
===============================================================================








-------------------------------------------------------------------------------------------------------------------------------
Silent Seconds              Count                 Balance        Percent          GWAC        Margin     Net Margin      Age
-------------------------------------------------------------------------------------------------------------------------------
N                           1,364          308,819,808.38          85.53         1.487         3.053          2.676        0
Y                             214           52,227,542.24          14.47         1.247         2.984          2.607        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                      1,578          361,047,350.62         100.00         1.452         3.043          2.666        0
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Silent Seconds       FICO         LTV         %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
--------------------------------------------------------------------------------------------------------------------------
N                     708       70.15         10.93        0.40        5.41       0.11       1.23        23.66       58.26
Y                     709       76.76         11.03        0.00        6.35       0.00       3.75        27.23       51.64
--------------------------------------------------------------------------------------------------------------------------
Total:                708       71.11         10.94        0.34        5.55       0.10       1.59        24.18       57.30
--------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                 All Records
                               Cut-off - June 1, 2005
==============================================================================



------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
------------------------------------------------------------------------------
As of Date: 20050601
Count: 2,128
Current Balance: $632,739,111.45
AverageCurBal: $297,339.81
OrigWAC: 1.062
GWAC: 1.395
NetWAC: 1.018
GrossMargin: 3.010
NetMargin: 2.633
FICO: 708
OLTV: 71.95
%CA: 46.88%
WALA: 0
OrigTerm: 360
WAM: 360
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.951
MTR: 1
CurrLTV: 71.94
Maximum 1 Zip Concentration: 0.381%
------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty            Count                 Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
No Prepay                       243           80,097,001.68          12.66         2.012         2.758         2.381         0
1YR SOFT                          6            3,207,500.00           0.51         3.205         2.791         2.414         0
1YR HARD                        128           43,750,813.26           6.91         1.115         2.692         2.315         0
2YR SOFT                          1              343,180.23           0.05         5.054         2.550         2.173         1
2YR HARD                         32            9,686,193.63           1.53         1.474         2.758         2.381         0
3YR SOFT                        519          164,431,756.63          25.99         1.365         2.977         2.600         0
3YR HARD                      1,199          331,222,666.02          52.35         1.273         3.140         2.763         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                        2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty        FICO         LTV          %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
--------------------------------------------------------------------------------------------------------------------------------
No Prepay                  715       72.74         100.00        0.00        0.00       0.00       0.00          0.00       0.00
1YR SOFT                   713       69.21           0.00      100.00        0.00       0.00       0.00          0.00       0.00
1YR HARD                   707       73.24           0.00        0.00      100.00       0.00       0.00          0.00       0.00
2YR SOFT                   797       80.00           0.00        0.00        0.00     100.00       0.00          0.00       0.00
2YR HARD                   705       75.99           0.00        0.00        0.00       0.00     100.00          0.00       0.00
3YR SOFT                   710       71.90           0.00        0.00        0.00       0.00       0.00        100.00       0.00
3YR HARD                   705       71.51           0.00        0.00        0.00       0.00       0.00          0.00     100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                     708       71.95          12.66        0.51        6.91       0.05       1.53         25.99      52.35
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
Original Rate                 Count                 Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                 1,938          593,283,500.87          93.76         1.326         3.000         2.623         0
1.001 - 1.250                     1              359,353.77           0.06         5.354         2.850         2.473        13
1.751 - 2.000                   189           39,096,256.81           6.18         2.404         3.172         2.795         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                        2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------

min:         1.000
max:         2.000
wa:          1.062
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Original Rate         FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
----------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000          707       71.77          12.37        0.49        6.82       0.06       1.51        26.37       52.38
1.001 - 1.250          693       78.26         100.00        0.00        0.00       0.00       0.00         0.00        0.00
1.751 - 2.000          722       74.64          16.27        0.77        8.34       0.00       1.90        20.45       52.27
----------------------------------------------------------------------------------------------------------------------------
Total:                 708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
----------------------------------------------------------------------------------------------------------------------------

min:         1.000
max:         2.000
wa:          1.062
----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                 All Records
                               Cut-off - June 1, 2005
==============================================================================



--------------------------------------------------------------------------------------------------------------------------------
Current Rate                  Count                 Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                 1,801          550,456,215.29          87.00         1.000         2.999         2.622         0
1.751 - 2.000                   167           35,124,813.60           5.55         2.000         3.138         2.761         0
4.501 - 4.750                     1              319,237.42           0.05         4.704         2.200         1.823         1
4.751 - 5.000                     7            4,724,569.07           0.75         4.832         2.328         1.951         1
5.001 - 5.250                    18            5,547,497.74           0.88         5.143         2.639         2.262         1
5.251 - 5.500                    36           12,616,287.30           1.99         5.356         2.852         2.475         2
5.501 - 5.750                    27            6,196,282.70           0.98         5.560         3.056         2.679         1
5.751 - 6.000                    35            8,690,663.06           1.37         5.855         3.351         2.974         1
6.001 - 6.250                    25            6,537,049.92           1.03         6.105         3.601         3.224         2
6.251 - 6.500                    10            2,131,495.35           0.34         6.332         3.828         3.451         1
6.501 - 6.750                     1              395,000.00           0.06         6.554         4.050         3.673         1
--------------------------------------------------------------------------------------------------------------------------------
Total:                        2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------

min:    1.000
max:    6.554
wa:     1.395
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Current Rate          FICO         LTV          %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
----------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000          707       71.66          10.21        0.25        7.36       0.00       1.51         26.33      54.34
1.751 - 2.000          725       74.79          17.12        0.85        7.79       0.00       1.69         22.76      49.79
4.501 - 4.750          738       51.04         100.00        0.00        0.00       0.00       0.00          0.00       0.00
4.751 - 5.000          741       70.21         100.00        0.00        0.00       0.00       0.00          0.00       0.00
5.001 - 5.250          719       72.00          84.87        0.00        0.00       6.19       0.00          8.94       0.00
5.251 - 5.500          705       75.47          38.13       12.19        3.08       0.00       0.00         43.59       3.02
5.501 - 5.750          713       72.01          42.47        0.00        2.20       0.00       2.42         27.41      25.50
5.751 - 6.000          698       72.00           1.79        0.00        0.00       0.00       0.00         43.51      54.70
6.001 - 6.250          684       75.90           7.92        0.00        0.00       0.00       9.94          0.00      82.13
6.251 - 6.500          682       73.49           0.00        0.00        0.00       0.00       0.00          0.00     100.00
6.501 - 6.750          682       69.91           0.00        0.00        0.00       0.00       0.00          0.00     100.00
----------------------------------------------------------------------------------------------------------------------------
Total:                 708       71.95          12.66        0.51        6.91       0.05       1.53         25.99      52.35
----------------------------------------------------------------------------------------------------------------------------

min:    1.000
max:    6.554
wa:     1.395
----------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
Conforming                    Count                 Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
CONFORMING                    1,578          361,047,350.62          57.06         1.452         3.043         2.666         0
JUMBO                           550          271,691,760.83          42.94         1.319         2.967         2.590         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                        2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Conforming             FICO         LTV          %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
-----------------------------------------------------------------------------------------------------------------------------
CONFORMING              708       71.11          10.94        0.34        5.55       0.10       1.59         24.18      57.30
JUMBO                   707       73.07          14.94        0.73        8.73       0.00       1.45         28.39      45.76
-----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.95          12.66        0.51        6.91       0.05       1.53         25.99      52.35
-----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
Principal Balance             Count                 Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                  1               50,000.00           0.01         1.000         3.075         2.698         0
50,000.01 - 100,000.00           81            6,734,446.06           1.06         1.510         3.130         2.753         0
100,000.01 - 150,000.00         220           28,265,874.53           4.47         1.673         3.072         2.695         0
150,000.01 - 200,000.00         302           53,388,763.45           8.44         1.472         3.041         2.664         0
200,000.01 - 250,000.00         332           75,488,721.59          11.93         1.507         3.053         2.676         0
250,000.01 - 275,000.00         156           41,217,613.48           6.51         1.515         3.049         2.672         0
275,000.01 - 350,000.00         430          134,381,994.31          21.24         1.329         3.025         2.648         0
350,000.01 - 400,000.00         202           76,192,138.59          12.04         1.336         3.026         2.649         0
400,000.01 - 450,000.00         127           54,181,603.30           8.56         1.149         2.954         2.577         0
450,000.01 - 500,000.00         108           51,826,933.45           8.19         1.172         3.036         2.659         0
500,000.01 - 550,000.00          49           25,854,535.16           4.09         1.392         2.950         2.573         0
550,000.01 - 600,000.00          34           19,634,999.00           3.10         1.000         3.024         2.647         0
600,000.01 - 750,000.00          61           39,908,395.53           6.31         1.435         2.932         2.555         0
750,000.01 - 850,000.00           5            3,952,843.00           0.62         2.015         2.915         2.538         0
850,000.01 - 950,000.00           8            7,444,750.00           1.18         1.979         2.604         2.227         0
950,000.01 - 1,000,000.00         7            6,959,000.00           1.10         1.536         2.715         2.338         0
1,250,000.01 - 1,500,000.00       3            4,112,500.00           0.65         2.552         2.924         2.547         0
1,500,000.01 - 1,750,000.00       2            3,144,000.00           0.50         3.154         2.900         2.523         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------

min:    50,000.00
max:    1,606,500.00
avg:    297,339.81
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Principal Balance            FICO         LTV          %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00              661       49.02           0.00        0.00        0.00       0.00       0.00        100.00       0.00
50,000.01 - 100,000.00        725       65.10           6.52        0.00        6.00       0.00       1.33         18.67      67.48
100,000.01 - 150,000.00       711       71.21           8.32        0.00        4.02       0.00       1.36         17.92      68.38
150,000.01 - 200,000.00       710       68.79          10.29        0.00        3.42       0.00       1.22         21.44      63.62
200,000.01 - 250,000.00       703       70.87           9.73        0.00        5.39       0.00       1.24         22.82      60.82
250,000.01 - 275,000.00       711       71.52          13.50        0.00        4.44       0.00       1.93         29.61      50.51
275,000.01 - 350,000.00       708       72.42          11.16        0.91        6.12       0.26       2.15         25.35      54.05
350,000.01 - 400,000.00       707       73.84          15.01        0.00        7.42       0.00       1.50         26.42      49.65
400,000.01 - 450,000.00       712       73.32          10.28        0.83       10.25       0.00       0.78         32.34      45.52
450,000.01 - 500,000.00       703       75.34          15.83        0.00        7.39       0.00       0.00         24.08      52.70
500,000.01 - 550,000.00       712       74.45          12.26        0.00        8.29       0.00       1.95         36.70      40.82
550,000.01 - 600,000.00       702       73.92          15.14        0.00        5.75       0.00       0.00         28.88      50.23
600,000.01 - 750,000.00       700       71.59          12.88        0.00       16.64       0.00       4.67         23.25      42.56
750,000.01 - 850,000.00       729       58.45           0.00        0.00        0.00       0.00       0.00         59.40      40.60
850,000.01 - 950,000.00       707       62.42          37.89        0.00        0.00       0.00       0.00         36.59      25.52
950,000.01 - 1,000,000.00     720       64.64          42.82        0.00        0.00       0.00       0.00         28.45      28.73
1,250,000.01 - 1,500,000.00   678       65.04           0.00        0.00       31.91       0.00       0.00         36.47      31.61
1,500,000.01 - 1,750,000.00   745       69.79          51.10       48.90        0.00       0.00       0.00          0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        708       71.95          12.66        0.51        6.91       0.05       1.53         25.99      52.35
-----------------------------------------------------------------------------------------------------------------------------------

min:    50,000.00
max:    1,606,500.00
avg:    297,339.81
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                 All Records
                               Cut-off - June 1, 2005
==============================================================================



--------------------------------------------------------------------------------------------------------------------------------
Original Term                 Count                 Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
360                           2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------

min:    360
max:    360
wa:     360
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Original Term            FICO         LTV          %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
-------------------------------------------------------------------------------------------------------------------------------
360                       708       71.95          12.66        0.51        6.91       0.05       1.53         25.99      52.35
-------------------------------------------------------------------------------------------------------------------------------
Total:                    708       71.95          12.66        0.51        6.91       0.05       1.53         25.99      52.35
-------------------------------------------------------------------------------------------------------------------------------

min:    360
max:    360
wa:     360
-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
RemTerm                       Count                 Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
347                               1              359,353.77           0.06         5.354         2.850         2.473        13
354                               2              681,562.59           0.11         5.977         3.473         3.096         6
355                               1              142,546.42           0.02         5.354         2.850         2.473         5
356                               2              863,529.71           0.14         5.923         3.419         3.042         4
357                               3              324,970.32           0.05         5.887         3.383         3.006         3
358                               9            2,193,907.56           0.35         5.593         3.089         2.712         2
359                             142           42,592,212.19           6.73         5.534         3.030         2.653         1
360                           1,968          585,581,028.89          92.55         1.060         3.007         2.630         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                        2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------

min:    347
max:    360
wa:     360
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
RemTerm              FICO         LTV          %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
---------------------------------------------------------------------------------------------------------------------------
347                   693       78.26         100.00        0.00        0.00       0.00       0.00          0.00       0.00
354                   718       80.00           0.00        0.00        0.00       0.00       0.00          0.00     100.00
355                   709       80.00           0.00        0.00        0.00       0.00       0.00        100.00       0.00
356                   650       77.83           0.00        0.00        0.00       0.00       0.00         25.70      74.30
357                   676       69.47           0.00        0.00        0.00       0.00       0.00         80.01      19.99
358                   710       78.06          37.21        0.00        0.00       0.00       0.00         39.97      22.82
359                   707       72.71          39.19        3.61        1.23       0.81       1.88         23.42      29.87
360                   708       71.85          10.63        0.29        7.38       0.00       1.52         26.12      54.07
---------------------------------------------------------------------------------------------------------------------------
Total:                708       71.95          12.66        0.51        6.91       0.05       1.53         25.99      52.35
---------------------------------------------------------------------------------------------------------------------------

min:    347
max:    360
wa:     360
---------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Age                           Count                 Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
0                             1,968          585,581,028.89          92.55         1.060         3.007         2.630         0
1                               142           42,592,212.19           6.73         5.534         3.030         2.653         1
2                                 9            2,193,907.56           0.35         5.593         3.089         2.712         2
3                                 3              324,970.32           0.05         5.887         3.383         3.006         3
4                                 2              863,529.71           0.14         5.923         3.419         3.042         4
5                                 1              142,546.42           0.02         5.354         2.850         2.473         5
6                                 2              681,562.59           0.11         5.977         3.473         3.096         6
13                                1              359,353.77           0.06         5.354         2.850         2.473        13
--------------------------------------------------------------------------------------------------------------------------------
Total:                        2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------

min:    0
max:    13
wa:     0
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Age                       FICO         LTV          %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
--------------------------------------------------------------------------------------------------------------------------------
0                          708       71.85          10.63        0.29        7.38       0.00       1.52         26.12      54.07
1                          707       72.71          39.19        3.61        1.23       0.81       1.88         23.42      29.87
2                          710       78.06          37.21        0.00        0.00       0.00       0.00         39.97      22.82
3                          676       69.47           0.00        0.00        0.00       0.00       0.00         80.01      19.99
4                          650       77.83           0.00        0.00        0.00       0.00       0.00         25.70      74.30
5                          709       80.00           0.00        0.00        0.00       0.00       0.00        100.00       0.00
6                          718       80.00           0.00        0.00        0.00       0.00       0.00          0.00     100.00
13                         693       78.26         100.00        0.00        0.00       0.00       0.00          0.00       0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                     708       71.95          12.66        0.51        6.91       0.05       1.53         25.99      52.35
--------------------------------------------------------------------------------------------------------------------------------

min:    0
max:    13
wa:     0
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
First Payment Date            Count                 Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
2004-06-01                        1              359,353.77           0.06         5.354         2.850         2.473        13
2005-01-01                        2              681,562.59           0.11         5.977         3.473         3.096         6
2005-02-01                        1              142,546.42           0.02         5.354         2.850         2.473         5
2005-03-01                        2              863,529.71           0.14         5.923         3.419         3.042         4
2005-04-01                        3              324,970.32           0.05         5.887         3.383         3.006         3
2005-05-01                        9            2,193,907.56           0.35         5.593         3.089         2.712         2
2005-06-01                      142           42,592,212.19           6.73         5.534         3.030         2.653         1
2005-07-01                    1,968          585,581,028.89          92.55         1.060         3.007         2.630         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                        2,128          632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
First Payment Date     FICO         LTV          %NoPP         %1S         %1H        %2S        %2H           %3S        %3H
-----------------------------------------------------------------------------------------------------------------------------
2004-06-01              693       78.26         100.00        0.00        0.00       0.00       0.00          0.00       0.00
2005-01-01              718       80.00           0.00        0.00        0.00       0.00       0.00          0.00     100.00
2005-02-01              709       80.00           0.00        0.00        0.00       0.00       0.00        100.00       0.00
2005-03-01              650       77.83           0.00        0.00        0.00       0.00       0.00         25.70      74.30
2005-04-01              676       69.47           0.00        0.00        0.00       0.00       0.00         80.01      19.99
2005-05-01              710       78.06          37.21        0.00        0.00       0.00       0.00         39.97      22.82
2005-06-01              707       72.71          39.19        3.61        1.23       0.81       1.88         23.42      29.87
2005-07-01              708       71.85          10.63        0.29        7.38       0.00       1.52         26.12      54.07
-----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.95          12.66        0.51        6.91       0.05       1.53         25.99      52.35
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                 All Records
                               Cut-off - June 1, 2005
==============================================================================



--------------------------------------------------------------------------------------------------------------------------------
States                         Count                Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
CA                               843         296,652,079.72          46.88         1.252         2.991         2.614         0
FL                               284          65,477,516.81          10.35         1.482         3.054         2.677         0
NJ                               142          40,014,071.60           6.32         1.271         3.023         2.646         0
NY                               112          36,658,559.62           5.79         1.318         2.952         2.575         0
VA                               106          33,634,429.93           5.32         1.550         3.044         2.667         0
AZ                                73          18,257,970.10           2.89         1.895         3.009         2.632         0
MA                                53          16,844,138.64           2.66         1.563         3.074         2.697         0
MD                                54          15,350,582.42           2.43         1.223         2.943         2.566         0
IL                                44          11,833,396.73           1.87         1.912         3.033         2.656         0
NV                                44          10,629,730.71           1.68         1.654         3.097         2.720         0
CT                                27           9,727,211.00           1.54         1.707         3.010         2.633         0
WA                                32           8,488,266.42           1.34         1.455         3.059         2.682         0
Other                            314          69,171,157.75          10.93         1.646         3.034         2.657         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
States                  FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
------------------------------------------------------------------------------------------------------------------------------
CA                       707       70.77          14.48        1.08       10.30       0.00       1.72        21.14       51.29
FL                       708       73.05           6.26        0.00        3.81       0.00       1.82        31.90       56.21
NJ                       704       71.03           9.16        0.00        0.86       0.00       0.28        31.16       58.54
NY                       699       70.67          20.26        0.00        7.65       0.00       0.00        26.15       45.93
VA                       706       74.72           8.72        0.00        1.59       1.02       1.26        34.09       53.32
AZ                       717       73.68          12.64        0.00        5.16       0.00       4.39        39.19       38.62
MA                       702       68.72          13.35        0.00        2.68       0.00       1.69        33.80       48.48
MD                       712       75.55          21.52        0.00        1.97       0.00       0.00        23.58       52.93
IL                       701       75.03          17.16        0.00       12.72       0.00       4.63        24.53       40.96
NV                       704       76.91           7.44        0.00        4.74       0.00       0.00        26.48       61.34
CT                       701       71.34           2.57        0.00        0.00       0.00       0.00        46.89       50.54
WA                       724       73.81           2.26        0.00        2.26       0.00       2.83        31.63       61.02
Other                    718       73.93          11.42        0.00        4.52       0.00       1.43        25.86       56.77
------------------------------------------------------------------------------------------------------------------------------
Total:                   708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
City                           Count                Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                       59          18,783,006.34           2.97         1.091         3.050         2.673         0
SAN JOSE                          23           9,467,800.00           1.50         1.157         2.992         2.615         0
SAN DIEGO                         22           7,926,487.64           1.25         1.361         2.945         2.568         0
SACRAMENTO                        27           7,352,345.88           1.16         1.555         3.070         2.693         0
LAS VEGAS                         26           6,209,834.07           0.98         1.610         2.982         2.605         0
STOCKTON                          21           5,647,407.13           0.89         1.497         3.029         2.652         0
STATEN ISLAND                     13           4,703,785.00           0.74         1.000         2.900         2.523         0
MIAMI                             16           4,205,322.51           0.66         1.622         3.112         2.735         0
BROOKLYN                          12           4,138,250.00           0.65         1.080         3.066         2.689         0
FAIRFIELD                         11           4,041,500.00           0.64         1.000         2.863         2.486         0
OXNARD                             8           4,019,745.87           0.64         1.858         2.989         2.612         1
WOODBRIDGE                        15           3,980,746.65           0.63         1.218         3.063         2.686         0
Other                          1,875         552,262,880.36          87.28         1.409         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
City                    FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES              705       70.87          16.89        2.40        6.18       0.00       0.00        15.70       58.83
SAN JOSE                 705       70.99           9.84        0.00       33.79       0.00       0.00        11.43       44.94
SAN DIEGO                719       68.86          22.56        3.91        4.42       0.00       0.00        12.32       56.79
SACRAMENTO               698       73.40           5.42        0.00        2.75       0.00       0.00        29.44       62.39
LAS VEGAS                707       77.35          12.74        0.00        8.12       0.00       0.00        24.67       54.47
STOCKTON                 686       73.95          13.09        0.00       20.18       0.00       0.00        18.86       47.87
STATEN ISLAND            687       71.19          15.99        0.00        0.00       0.00       0.00        35.48       48.53
MIAMI                    701       74.29           0.00        0.00       16.44       0.00       3.21        14.40       65.96
BROOKLYN                 704       67.05           9.67        0.00        0.00       0.00       0.00        26.41       63.92
FAIRFIELD                703       72.28          12.12        0.00       14.48       0.00       0.00        23.39       50.01
OXNARD                   689       75.64          28.39        0.00       32.65       0.00       0.00         0.00       38.96
WOODBRIDGE               716       75.80           4.89        0.00       13.46       0.00       0.00        12.27       69.38
Other                    708       71.92          12.55        0.44        6.17       0.06       1.73        27.14       51.91
------------------------------------------------------------------------------------------------------------------------------
Total:                   708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
Original LTV                   Count                Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                   142          34,799,213.90           5.50         1.128         2.921         2.544         0
50.001 - 60.000                  196          54,412,624.63           8.60         1.369         2.873         2.496         0
60.001 - 70.000                  391         118,435,018.28          18.72         1.457         2.978         2.601         0
70.001 - 75.000                  426         133,743,316.19          21.14         1.418         3.140         2.763         0
75.001 - 80.000                  929         281,924,679.81          44.56         1.363         3.000         2.623         0
80.001 - 85.000                   11           2,479,142.53           0.39         2.490         3.111         2.734         0
85.001 - 90.000                   10           1,973,814.14           0.31         2.542         3.156         2.779         0
90.001 - 95.000                   23           4,971,301.97           0.79         2.247         2.911         2.534         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------

min:    8.974
max:    95.000
wa:     71.950
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Original LTV              FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000             723       41.11           4.52        1.75        5.25       0.00       0.68        24.02       63.78
50.001 - 60.000            714       55.80          13.81        0.53        6.66       0.00       0.92        29.41       48.66
60.001 - 70.000            710       66.77          15.72        0.00        6.52       0.00       0.37        24.22       53.17
70.001 - 75.000            696       73.92           9.29        0.34        6.37       0.00       1.08        24.93       57.99
75.001 - 80.000            709       79.48          13.77        0.66        7.62       0.12       2.43        27.08       48.33
80.001 - 85.000            703       84.30          17.22        0.00        9.20       0.00       0.00        12.87       60.71
85.001 - 90.000            703       89.80           0.00        0.00        0.00       0.00       0.00         7.07       92.93
90.001 - 95.000            705       94.53          14.46        0.00        7.19       0.00       4.63        24.89       48.83
--------------------------------------------------------------------------------------------------------------------------------
Total:                     708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
--------------------------------------------------------------------------------------------------------------------------------

min:    8.974
max:    95.000
wa:     71.950
--------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                 All Records
                               Cut-off - June 1, 2005
==============================================================================



--------------------------------------------------------------------------------------------------------------------------------
Curr LTV                       Count                Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                   142          34,799,213.90           5.50         1.128         2.921         2.544         0
50.001 - 60.000                  196          54,412,624.63           8.60         1.369         2.873         2.496         0
60.001 - 70.000                  391         118,435,018.28          18.72         1.457         2.978         2.601         0
70.001 - 75.000                  426         133,743,316.19          21.14         1.418         3.140         2.763         0
75.001 - 80.000                  928         281,283,060.54          44.45         1.352         2.998         2.621         0
80.001 - 85.000                   12           3,120,761.80           0.49         3.243         3.222         2.845         1
85.001 - 90.000                   10           1,973,814.14           0.31         2.542         3.156         2.779         0
90.001 - 95.000                   23           4,971,301.97           0.79         2.247         2.911         2.534         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------

min:    8.974
max:    95.000
wa:     71.940
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Curr LTV               FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
-----------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000          723       41.11           4.52        1.75        5.25       0.00       0.68        24.02       63.78
50.001 - 60.000         714       55.80          13.81        0.53        6.66       0.00       0.92        29.41       48.66
60.001 - 70.000         710       66.77          15.72        0.00        6.52       0.00       0.37        24.22       53.17
70.001 - 75.000         696       73.92           9.29        0.34        6.37       0.00       1.08        24.93       57.99
75.001 - 80.000         709       79.48          13.80        0.66        7.63       0.12       2.43        27.14       48.21
80.001 - 85.000         686       83.42          13.68        0.00        7.31       0.00       0.00        10.22       68.79
85.001 - 90.000         703       89.80           0.00        0.00        0.00       0.00       0.00         7.07       92.93
90.001 - 95.000         705       94.53          14.46        0.00        7.19       0.00       4.63        24.89       48.83
-----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
-----------------------------------------------------------------------------------------------------------------------------

min:    8.974
max:    95.000
wa:     71.940
-----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
FICO                           Count                Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
0 - 0                              2             490,000.00           0.08         3.241         3.311         2.934         0
620 - 649                        210          62,827,300.26           9.93         1.572         3.150         2.773         0
650 - 699                        772         228,326,480.52          36.09         1.317         3.030         2.653         0
700 - 749                        679         209,959,518.69          33.18         1.402         2.997         2.620         0
750 - 799                        427         122,021,543.26          19.28         1.449         2.928         2.551         0
800 - 819                         38           9,114,268.72           1.44         1.131         2.936         2.559         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------

nzmin: 620
max: 819
nzwa: 708
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
FICO                   FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
-----------------------------------------------------------------------------------------------------------------------------
0 - 0                     0       75.71           0.00        0.00       57.14       0.00       0.00         0.00       42.86
620 - 649               635       71.67           6.45        0.72        8.62       0.00       1.70        20.96       61.55
650 - 699               676       72.90          10.83        0.27        6.49       0.00       1.67        26.41       54.33
700 - 749               722       72.06          14.93        1.02        6.88       0.00       1.28        25.68       50.20
750 - 799               773       70.64          15.50        0.00        6.75       0.28       1.55        28.14       47.79
800 - 819               807       64.83          11.65        0.00        6.01       0.00       2.53        29.66       50.16
-----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
-----------------------------------------------------------------------------------------------------------------------------

nzmin: 620
max: 819
nzwa: 708
-----------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
PMI                            Count                Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                       2,084         623,314,852.81          98.51         1.380         3.010         2.633         0
Insured and OLTV > 80%            44           9,424,258.64           1.49         2.373         3.015         2.638         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
PMI                       FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
--------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                   708       71.66          12.67        0.51        6.93       0.06       1.52        26.11       52.21
Insured and OLTV > 80%     704       90.85          12.16        0.00        6.21       0.00       2.44        17.99       61.19
--------------------------------------------------------------------------------------------------------------------------------
Total:                     708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Property Type                  Count                Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
Condominium                      212          56,775,907.49           8.97         1.473         2.971         2.594         0
Multi Family                     106          32,107,523.55           5.07         1.608         3.120         2.743         0
Planned Unit Development         367         111,489,425.59          17.62         1.434         2.994         2.617         0
Single Family                  1,419         426,789,297.85          67.45         1.355         3.010         2.633         0
Townhouse                         24           5,576,956.97           0.88         1.595         3.095         2.718         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Property Type              FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
---------------------------------------------------------------------------------------------------------------------------------
Condominium                 717       74.37          13.97        0.53        7.04       0.00       0.68        35.61       42.17
Multi Family                703       67.26          13.87        0.00        5.76       0.00       0.00        26.04       54.33
Planned Unit Development    711       74.12          14.09        0.00        6.23       0.31       2.15        29.78       47.45
Single Family               706       71.43          12.09        0.68        7.24       0.00       1.58        23.69       54.73
Townhouse                   701       70.48           7.38        0.00        1.33       0.00       2.94        27.84       60.51
---------------------------------------------------------------------------------------------------------------------------------
Total:                      708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
---------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Occupancy Code                 Count                Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
Investment                       147          30,014,412.12           4.74         2.453         3.223         2.846         0
Primary                        1,940         593,908,992.73          93.86         1.336         3.001         2.624         0
Secondary                         41           8,815,706.60           1.39         1.736         2.927         2.550         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Occupancy Code        FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
----------------------------------------------------------------------------------------------------------------------------
Investment             728       69.62          18.03        1.00        8.92       0.00       1.71        20.99       49.36
Primary                706       72.09          12.24        0.49        6.74       0.06       1.52        26.29       52.67
Secondary              738       70.67          22.80        0.00       11.99       0.00       1.72        22.84       40.65
----------------------------------------------------------------------------------------------------------------------------
Total:                 708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                 All Records
                               Cut-off - June 1, 2005
==============================================================================



--------------------------------------------------------------------------------------------------------------------------------
Purpose                        Count                Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
CashOut                        1,334         392,654,979.66          62.06         1.309         3.040         2.663         0
Purchase                         512         168,188,288.24          26.58         1.424         2.949         2.572         0
RateTerm                         282          71,895,843.55          11.36         1.795         2.988         2.611         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Purpose                FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
-----------------------------------------------------------------------------------------------------------------------------
CashOut                 703       69.89           9.23        0.43        5.96       0.09       1.02        26.18       57.11
Purchase                719       77.38          20.09        0.91        9.51       0.00       2.74        25.70       41.05
RateTerm                709       70.48          14.01        0.00        6.08       0.00       1.49        25.63       52.79
-----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
-----------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
Documentation Type             Count                Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
Fast Forward                      69          18,664,557.66           2.95         1.316         2.789         2.412         0
Full                             381          97,240,539.54          15.37         1.657         2.924         2.547         0
NINA                             535         154,507,382.78          24.42         1.255         3.069         2.692         0
Stated Income                  1,143         362,326,631.47          57.26         1.388         3.020         2.643         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Documentation Type        FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
--------------------------------------------------------------------------------------------------------------------------------
Fast Forward               770       68.50          19.53        1.66        5.54       0.00       1.80        24.58       46.89
Full                       708       76.76          15.23        0.33        7.86       0.35       2.44        28.70       45.09
NINA                       715       66.20           9.80        0.00        4.37       0.00       0.48        24.86       60.49
Stated Income              701       73.29          12.83        0.71        7.82       0.00       1.72        25.81       51.10
--------------------------------------------------------------------------------------------------------------------------------
Total:                     708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
Lien Position                  Count                Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
1                              2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Lien Position          FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
-----------------------------------------------------------------------------------------------------------------------------
1                       708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
-----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
-----------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
Life Time Cap                  Count                Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
9.950                          2,125         631,912,668.91          99.87         1.394         3.010         2.633         0
9.985                              1             149,642.54           0.02         5.804         3.300         2.923         1
10.950                             2             676,800.00           0.11         1.000         2.970         2.593         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------

min:    9.950
max:    10.950
wa:     9.951
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Life Time Cap            FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
-------------------------------------------------------------------------------------------------------------------------------
9.950                     708       71.94          12.68        0.51        6.92       0.05       1.53        25.94       52.37
9.985                     624       69.77           0.00        0.00        0.00       0.00       0.00         0.00      100.00
10.950                    715       80.00           0.00        0.00        0.00       0.00       0.00        79.79       20.21
-------------------------------------------------------------------------------------------------------------------------------
Total:                    708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
-------------------------------------------------------------------------------------------------------------------------------

min:    9.950
max:    10.950
wa:     9.951
-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Max Rate                       Count                Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                 2,126         632,062,311.45          99.89         1.395         3.010         2.633         0
10.501 - 11.000                    2             676,800.00           0.11         1.000         2.970         2.593         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------

min:    9.950
max:    10.950
wa:     9.951
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Max Rate               FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
-----------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000          708       71.94          12.67        0.51        6.92       0.05       1.53        25.93       52.38
10.501 - 11.000         715       80.00           0.00        0.00        0.00       0.00       0.00        79.79       20.21
-----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
-----------------------------------------------------------------------------------------------------------------------------

min:    9.950
max:    10.950
wa:     9.951
-----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Months to Roll                 Count                Balance        Percent          GWAC        Margin    Net Margin       Age
--------------------------------------------------------------------------------------------------------------------------------
1                              2,122         630,928,652.69          99.71         1.391         3.011         2.634         0
2                                  6           1,810,458.76           0.29         2.739         2.748         2.371         0
--------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
--------------------------------------------------------------------------------------------------------------------------------

nzmin: 1
max: 2
nzwa: 1
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Months to Roll        FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
----------------------------------------------------------------------------------------------------------------------------
1                      708       71.94          12.60        0.50        6.93       0.05       1.54        26.03       52.34
2                      720       76.07          34.20       10.00        0.00       0.00       0.00         9.56       56.25
----------------------------------------------------------------------------------------------------------------------------
Total:                 708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
----------------------------------------------------------------------------------------------------------------------------

nzmin: 1
max: 2
nzwa: 1
----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.                INDX 2005-AR14                 All Records
                               Cut-off - June 1, 2005
==============================================================================



---------------------------------------------------------------------------------------------------------------------------------
Silent Seconds                 Count                Balance        Percent          GWAC        Margin    Net Margin       Age
---------------------------------------------------------------------------------------------------------------------------------
N                              1,799         524,687,780.96          82.92         1.421         3.019         2.642         0
Y                                329         108,051,330.49          17.08         1.265         2.970         2.593         0
---------------------------------------------------------------------------------------------------------------------------------
Total:                         2,128         632,739,111.45         100.00         1.395         3.010         2.633         0
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Silent Seconds         FICO         LTV          %NoPP         %1S         %1H        %2S        %2H          %3S         %3H
-----------------------------------------------------------------------------------------------------------------------------
N                       708       71.14          12.38        0.61        6.79       0.07       1.13        25.89       53.13
Y                       707       75.87          14.00        0.00        7.52       0.00       3.47        26.47       48.54
-----------------------------------------------------------------------------------------------------------------------------
Total:                  708       71.95          12.66        0.51        6.91       0.05       1.53        25.99       52.35
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------


                                                                   Page 7 of 7